SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) December 19, 1995

                        BALCOR EQUITY PROPERTIES-XVIII
                       A REAL ESTATE LIMITED PARTNERSHIP
                      -----------------------------------
                           Exact Name of Registrant

Illinois                                     0-13357
---------------------------                  ----------------------
State or other jurisdiction                  Commission file number
of organization

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                        36-3274349
--------------------------                   ---------------------
Address of principal                         I.R.S. Employer
executive offices                            Identification
                                             Number

60015
---------------------------
Zip Code

              Registrant's telephone number, including area code:
                                (708) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

In 1984, the Partnership acquired the 101 Marietta Tower office building and a leasehold interest in 200 parking spaces in the parking garage across the street (together, the "Property") utilizing $20,595,745 of offering proceeds. The Property was purchased subject to a first mortgage loan in the amount of $20,000,000.

On December 19, 1995, the Partnership contracted to sell the Property for a sale price of $29,500,000 to an unaffiliated party, Lennar Partners, Inc., a Florida corporation. The purchaser has deposited $250,000 into an escrow account as earnest money and is obligated to deposit an additional $250,000 on January 15, 1996. The purchaser will acquire the property subject to the first mortgage loan, which is expected to have an outstanding principal balance of approximately $17,382,073 at closing, scheduled to occur on January 19, 1996. Additionally, in the event that the purchaser of the property receives certain payments in the future from the principal tenant of the property relating to reimbursments for certain operating expenses, the Partnership shall be entitled to receive 25% of these payments. From the proceeds of the sale, the Partnership will pay a brokerage commission of up to approximately $316,000 to an affiliate of the unaffiliated party which provides property management services to the Partnership and certain affiliates. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the first mortgage holder and ground lessor. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the Property may not occur.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (A)  FINANCIAL STATEMENTS:

          None

     (B)  PRO FORMA FINANCIAL INFORMATION:

          None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the 101 Marietta Tower office building.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BALCOR EQUITY PROPERTIES-XVIII
                              A REAL ESTATE LIMITED PARTNERSHIP

                              By:  Balcor Equity Partners-XVIII,
                                   an Illinois general
                                   partnership, its general
                                   partner

                              By:  The Balcor Company,
                                   a Delaware corporation,
                                   a partner


                              By: /s/ Jerry M. Ogle
                                 -------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated: January 3, 1996
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